SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2009

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-50548	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Main Street, Lynchburg, VA	24504
(Address of principal executive offices)	(Zip Code)

(434) 846-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangement of Certain Officers

On August 6, 2009, Bank of the James (the “Bank”), a wholly-owned subsidiary of Bank of the James Financial Group, Inc. (the “Company”) entered into Salary Continuation Agreements with each of Robert R. Chapman III, President of the Bank; J. Todd Scruggs, Executive Vice President and Chief Financial Officer; and Harry P. Umberger, Executive Vice President and Senior Credit Officer.

The Salary Continuation Agreements provide each of the participating employees with supplemental benefits upon retirement, termination of employment, death, disability or a change of control of the Bank, in certain prescribed circumstances.

Robert R. Chapman III. Mr. Chapman’s Salary Continuation Agreement provides for a lump sum payment of $1,662,382 (the “Benefit Level”) payable within 90 days following the date on which he attains age 65 or the date of his death if he is employed by the Bank at the time of his death. If Mr. Chapman’s employment terminates other than for cause, death, disability, or change of control prior to his reaching age 65, Mr. Chapman shall be paid a lump sum equal to the vested portion of the Account Value (as defined in the Salary Continuation Agreement) as of the plan year preceding such termination date. This amount is payable within 90 days following the date on which his employment terminates. If Mr. Chapman becomes disabled prior to his reaching age 65, he shall receive a lump sum payment equal to 100% of the Account Value as of the end of the plan year preceding his disability, with interest credited on such amount at an annual rate of 6% until Mr. Chapman reaches age 65. This amount shall be paid within 90 days following the date on which Mr. Chapman reaches age 65. If Mr. Chapman’s employment with the Bank terminates within 24 months following a Change of Control (as defined in the Salary Continuation Agreement), Mr. Chapman shall be paid a lump sum equal to the vested portion of the Benefit Level. This payment shall be made within 90 days of the date on which Mr. Chapman’s employment terminates.

Reference is made to the Salary Continuation Agreement, included as Exhibit 10.7 to this Form 8-K, for the other terms and conditions of Mr. Chapman’s agreement, including benefits payable upon early termination, disability, or change of control.

J. Todd Scruggs. Mr. Scruggs’ Salary Continuation Agreement provides for annual payments of $119,500 payable in equal monthly installments for 15 years beginning within 90 days following the date on which he attains age 65 or the date of his death if he is employed by the Bank at the time of his death. If Mr. Scruggs’ employment terminates other than for cause, death, disability, or change of control prior to his reaching age 65, Mr. Scruggs shall be paid a lump sum equal to the vested portion of the Account Value (as defined in the Salary Continuation Agreement) as of the plan year preceding such termination date. This amount is payable within 90 days following the date on which his employment terminates. If Mr. Scruggs becomes disabled prior to his reaching age 65, he shall receive a lump sum payment equal to 100% of the Account Value as of the end of the plan year preceding his disability, with interest credited on such amount at an annual rate of 6% until Mr. Scruggs reaches age 65. This amount shall be paid within 90 days following the date on which Mr. Scruggs reaches age 65. If Mr. Scruggs’ employment with the Bank terminates within 24 months following a Change of Control (as defined in the Salary Continuation Agreement), Mr. Scruggs shall be paid a lump sum equal to the vested portion of the Benefit Level (as defined in the Salary Continuation Agreement). This payment shall be made within 90 days from the date on which Mr. Scruggs’ employment terminates.

Reference is made to the Salary Continuation Agreement, included as Exhibit 10.8 to this Form 8-K, for the other terms and conditions of Mr. Scruggs’ agreement, including benefits payable upon early termination, disability, or change of control.

Mr. Umberger. Mr. Umberger’s Salary Continuation Agreement provides for annual payments of $90,300 payable in equal monthly installments for 15 years beginning within 90 days following the date on which he attains age 65 or the date of his death if he is employed by the Bank at the time of his death. If Mr. Umberger’s employment terminates other than for cause, death, disability, or change of control prior to his reaching age 65, Mr. Umberger shall receive an amount equal to the vested portion of the Account Value (as defined in the Salary Continuation Agreement) as of the plan year preceding such termination date in equal monthly installments for 15 years. These payments shall begin within 90 days following the date on which his employment terminates. If Mr. Umberger becomes disabled prior to his reaching age 65, he shall receive an amount equal to 100% of the Account Value as of the end of the plan year preceding his disability, with interest credited on such amount at an annual rate of 6% until Mr. Umberger reaches age 65 in equal monthly installments for 15 years. These payments shall begin within 90 days following the date on which Mr. Umberger reaches age 65. If Mr. Umberger’s employment with the Bank terminates within 24 months following a Change of Control (as defined in the Salary Continuation Agreement), Mr. Umberger shall receive an amount equal to the vested portion of the Account Value in equal monthly installments for 15 years. These payments shall begin within 90 days from the date on which Mr. Umberger’s employment terminates.

Reference is made to the Salary Continuation Agreement, included as Exhibit 10.9 to this Form 8-K, for the other terms and conditions of Mr. Umberger’s agreement, including benefits payable upon early termination, disability, or change of control.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting of Shareholders held on May 19, 2009, the shareholders of the Company approved amendments to the Company’s Articles of Incorporation. Specifically, the shareholders approved amendments to (i) amend Articles III and VII of the Articles of Incorporation to authorize the issuance of up to 1,000,000 shares of preferred stock; and (ii) amend Article V of the Articles of Incorporation to authorize the Company to set the size of its board of directors in its bylaws.

The board of directors of the Company previously approved the amendments and submitted the amendments to the shareholders for approval. The amendments were set forth and described in the Proxy Statement delivered to shareholders in connection with the Company’s 2009 Annual Meeting of Shareholders.

The Company filed Amended and Restated Articles of Incorporation with the Virginia State Corporation Commission, which filing was effective on June 17, 2009. In addition to the amendments approved by the shareholders, the Amended and Restated Articles of Incorporation include several changes that did not require shareholder approval but nevertheless were set forth in the Proxy Statement.

The Amended and Restated Articles of Incorporation are attached hereto as Exhibit 3(i) and are incorporated in this Item 5.03 by reference.

Item 9.01 - Financial Statements and Exhibits.

(a) Financial statements of businesses acquired - not applicable

(b) Pro forma financial information - not applicable

(c) Exhibits

Exhibit No.	Exhibit Description
3(i)	Amended and Restated Articles of Incorporation

10.7	Salary Continuation Agreement dated as of August 6, 2009 by and between the Bank and Robert R. Chapman III

10.8	Salary Continuation Agreement dated as of August 6, 2009 by and between the Bank and J. Todd Scruggs

10.9	Salary Continuation Agreement dated as of August 6, 2009 by and between the Bank and Harry P. Umberger

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 12, 2009	BANK OF THE JAMES FINANCIAL GROUP, INC.

	By	/s/ J. Todd Scruggs J. Todd Scruggs Secretary-Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
3(i)	Amended and Restated Articles of Incorporation

10.7	Salary Continuation Agreement dated as of August 6, 2009 by and between the Bank and Robert R. Chapman III

10.8	Salary Continuation Agreement dated as of August 6, 2009 by and between the Bank and J. Todd Scruggs

10.9	Salary Continuation Agreement dated as of August 6, 2009 by and between the Bank and Harry P. Umberger